STANDARD  FORM  OF  OFFICE  LEASE
 THE  REAL  ESTATE  BOARD  OF  NEW  YORK,  INC.

     AGREEMENT OF LEASE, made as of this 10th day of December, 1999 between DAH CHONG HONG TRADING CORPORATION, a New York corporation having an office at 362 Fifth Avenue, New York, New York 10001, party of the first part, hereinafter referred to as "Landlord" or "Owner", and 2THEMART.COM, INC., having an office at 18301 Von Karman Avenue, Irvine, CA 92612, party of the second part, hereinafter referred to as "Tenant".

     WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the premises (hereinafter called "premises", "demised premises" or "Premises") known as suite 1201, substantially as crosshatched on the floor plans annexed hereto as Exhibit A, in the building known as 362 Fifth Avenue, New York, New York (hereinafter called "building" or "Building"), for the term (hereinafter called "term" or "Term") to commence upon substantial completion of Landlord's Work as mentioned in Article 47J (hereinafter called the "Commencement Date"), and to end on the date that is five years thereafter (hereinafter called "Expiration Date"), or until such term shall sooner cease and expire as hereinafter provided, both dates inclusive, at an annual rental as described In Article 38 (together with the sums payable pursuant to Article 49, hereinafter called "rent" or "Fixed Rent"), together with all other sums of money as shall become due and payable by Tenant under this lease (hereinafter called "additional rent" or "Additional Rent") which Tenant agrees to pay lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, In equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default In the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives,.
successors  and  assigns,  hereby  covenant  as  follows:
Rent:           1.  Tenant  shall  pay  the  rent  as  above and  as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy the demised premises for general office and for no other purpose.

Tenant  Alterations:
3.  Tenant  shall  make  no  changes in or to the demised premises of any nature

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without Owner's prior written consent(*1).  Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner (*2). Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by an governmental or quasi-governmental bodies and (upon completion)certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors acid sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any, mechanic's lien is filed against the demised premises, or die building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease elects to relinquish Owner's right thereto and to have them removed by Tenant in which event tile same shall be removed from the premises by, Tenant prior to the expiration of the lease, at Tenant's expense. Nothing to this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at Its expense repair and restore the premises to the condition existing prior-to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, Tenant's expense.


Maintenance     4.  Tenant  shall,  throughout the term of this lease, take good care
and               of  the  demised  premises  and the fixtures and appurtenances therein.
Repairs:          Tenant  shall  be  responsible for all damage or injury to the demised
          premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant. Tenant's subtenants, agents, employees, Invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the bullding or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural pardons of the building, including the structural portions of its demised remises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the budding or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with In Article 9 hereof.



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Window          5.  Tenant  will  not clean nor require, permit, suffer or allow any  window
Cleaning:     in  the  demised  premises  to  be     cleaned from the outside is
violation  of          Section  202 of the Labor Law or any other applicable law
or  of  the  Rules
of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.


Requirements     6.  Prior  to  the commencement of the lease term, if Tenant is then
of Law,          in possession, and at all times thereafter, Tenant, at Tenant's
Fire  Insurance,     sole  cost  and  expense,  shall,  promptly comply wide all present
floor Loads: and future laws, orders and regulations of all state federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant wide respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to
Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company attorney's to Owner, contest and appeal any such law, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any actor ,to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability , fine or other policies of insurance at any time carried by, or for the benefit of Owner with respect to the demised premises or the building of which the demised premises formal or which shall or might subject Owner to any liability or responsibility to any person of for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or an property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, in any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up " of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises the floor load per square foot area which it was designed to carry and is allowed by law.

Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense in settings sufficient, in Owner's judgement, to absorb and prevent vibration noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property          8.  Owner  or its agents shall not be liable for any damage to
Loss,  Damage     property  of  Tenant  or  of  others entrusted to employees of
Reimbursement     the  building,  nor  for  loss of or damage to any property of
Indemnity:          Tenant  by  theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, or its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by other tenants or persons in, upon or about said building or caused by operations is construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor not abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenants Tenant's agents contractors, employees, invitees or licensees. Tenant s liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, any contractor, employee invitee or licensee of any sub-tenant. In case action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will at Tenant's expense, resist or defend such action or proceeding by counsel approve ,by Owner in writing, such approval not to be unreasonably withheld.


Destruction     9.(a)  If  the  premises or any part thereof shall be damaged by fire
Fire and Other     or other casualty, Tenant shall give immediate notice thereof
Casualty:          to  Owner  this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the of the premises which is usable. 8 If the demised premises am totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the data when the premises shall have been repaired and restored by Owner (or sooner preoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part, if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days, after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall

______________________________
Rider  to  be  added  if  necessary.

not  be  more  than  60  days  after the giving of such notice and upon the date specified in such notice the term of this lease shall expire as fully and Completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the leases in effect prior to such termination, and any rent owing shall provision paid up to such date and any payments of rent made by Tenant which were on account of shall any period subsequent to such date be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and 8 hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owners control. After any such casual Tenant shall cooperate with Owner's restoration by removing from premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including obligation to restore under subparagraph (b) above, each party look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums then the party benefitting from the waiver shall pay such premium within coverage shall be days after written demand or be deemed to have agreed that the party obtaining insurance shall be free of any further obligation under, the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture for furnishings or fixtures or equipment, improvements, or obligated a appurtenances removable by Tenant end agree that Owner will not repair any damage thereto or replace the same. (f) Tenant here waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.


Eminent          10.  If  the  whole  or  any  part  of  the  demised  premises
Domain:          shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim Tenant shall have no claim for the value of any unexpired term of lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and property, trade fixtures is entitled he terms of the low equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture equipment at the and of the term provided further such claim does not reduce Owner's award.

Assignment          11.  Tenant,  for itself, its heirs, distributees, executors
Mortgage,          administrators,  legal representative, successor and assigns,
Etc.               expressly  covenants  that  it  shall not assign, mortgage or encumber
mortgage or encumber this agreement, no underlet or suffer or permit the demised premises or any part thereof to used by others, without the prior written consent of Owner in each instance (*3). Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment underletting occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.



Electric          12.  Rates  and  conditions  in respect to submetering or rent
Current:          inclusion,  as  the case may be, to be added in RIDER attached hereon. Tenant covenants and agrees that its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.


Access  to          13.  Owner  or Owner's agents shall have the right(but shall not  be
Premises:          obligated)  to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such replacements and improvements as Owner may deem necessary and replacements desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised promises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during ,progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or Interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building ,and during the last six months of the term for the purpose of showing a same to prospective tenants. If Tenant is not present to open and permit an entry the demised premises, Owner or Owner's agents may enter the a same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such a shall not render Owner or its agents liable therefor, nor in any event the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised promises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault,          14.  No  Vaults, vault space or area, whether or not enclosed or
Vault  Space,     covered not within the property line of the building is leased
Area:               hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/ or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.


Occupancy:          15.  Tenant  will  not at any time use or occupy the demised premises
in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.


Bankruptcy:     16.  (a)  Anything  elsewhere  in  this  lease  to  the contrary notwithstanding,  this  lease  may  be  cancelled  by  Owner  by  the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws any, state naming Tenant as the debtor; or
(2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the promises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%)per annum. If such promises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the farm of the re-letting. Nothing herein contained shall limit or the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which. such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:          17.  (1) If Tenant defaults in fulfilling any of the covenants
of  this          lease  other  than  the  covenants  for the payment of rent or additional
rent; or if the demised premises become vacant or deserted or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shah be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if
Tenant  shall fail to move into or take possession of the premises within thirty
(30) days after the commencement of the term of this lease, then, in any or more of such events, upon Owner serving a written (*4)notice upon Tenant specifying the nature of said default an expiration of said (*4) to comply with or remedy such default, or the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said (*4), and if Tenant shall not have diligently commenced curing such default within such (*4) and shall not thereafter with reasonable diligence and in good faith, proceed remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of, said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or If Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment in herein required; then and in any of such events(*5). Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement terminate such renewal extension agreement by written notice.



Remedies  of     18.  In  case of any such default, re-entry , expiration and/or
Owner  and          dispossess  by summary proceedings or otherwise,(a) the rent
Waiver of          shall become due thereupon and be paid up to the time of such
Redemption:     re-entry,  dispossess  and/or  expiration  (b)  Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or term, which may at Owner's option be less than or exceed the period which, would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or 8 Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of thus lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or ,decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary, for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for, Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenanting evicted or dispossessed for any cause, or in the event
,of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.



Fees  and          19.  If Tenant shall default in the observance or performance of
Expenses:          any  term  or  covenant  on  Tenant's  part to be observed or performed
under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency),then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails to any such action or proceeding then Tenant will reimburse owner for such sums so paid or obligations incurred wide interest ate casts. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant a lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.


Building          20.  Owner  shall  have  the  right  at  any  time
Alterations          without  the  same  constituting  an  eviction  and  with
and               the  incurring  liability  to  Tenant  therefor  to  change
Management:          Management  arrangement  or  location  of public entrances, passageways,
doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No  Repre-          21.  Neither  Owner  nor  Owner's  agents  have  made  any representations
sentations          or  promises  with  respect to the physical condition of the building,
by  Owner:          the  land  upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and rights, easements or licenses are acquired by Tenant by expressly set or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it is whole or in part, unless such executory agreement is in writing and signed by the against whom enforcement of the change, modification, discharge or a abandonment is sought.


End  of          22.  Upon  the  expiration  or  other  termination  of  the
Term:          term  of  this  lease,  Tenant  shall  quit  and  surrender  to
Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere la this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of is lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.


Quiet               23.  Owner covenants and agrees with Tenant that upon Tenant
Enjoyment.          paying  the  rent  and  additional  rent  and  observing and performing
all the terms observing and performing all the terms covenants and conditions, on Tenant's part to be observed and performed tenant may peaceably and quietly ahoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages here in before mentioned.


Failure          24.  If  Owner  is  unable  to  give  possession of the demised premises
to  Give          on  the  date  of  the  commencement  of  the  term  hereof,
Possession:     because  of  the  holding-over  or  retention  of  possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition this lease(*6) If permission is given to Tenant to enter into possession of the demised premises prior to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under the terms, covenants, conditions and of this lease except the obligation to pay the fixed annual rent set forth In the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary " within the meaning of Section 223-a of the New York Real Property Law,


No  Waiver:          25.  The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of runt and/or additional rent with knowledge of the breach of any covenant of thin lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.


Waiver  of          26.  It  is  mutually  agreed  by  and  between  Owner  and
Trial  by  Jury:     Tenant  that  the  respective  parties  hereto  shall  and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other
(except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability  to     27.  This  Lease  and  the  obligation  of  Tenant to pay rent hereunder
Perform:          and  perform  all  of  the  other  covenants  and  agreements
hereunder  on  part  of          Tenant  to  be  performed  shall  in no wise be
affected,  impaired  or  excused
because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevents or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills  and          28.  Except  as  otherwise  in  this lease provided, a bill,
Notices;          statement,  notice or communication which Owner     may desire
or  be
required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant , personally or sent by registered or certified mail addressed to Tenant at the

________________________________
Rider  to  be  added  if  necessary.


building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left, at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services          29.  As  long  as  Tenant  is  not in default under any of the covenants  of  this
Provided by          lease beyond the applicable a grace Period provided in this
Owners:          lease  for  the  curing  of  such faults, Owner, shall provide:
(a)  necessary  elevator  facilities  on  business  days  from  8 a.m. to 6 p.m.
and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 P.M.; (c)water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purpose purposes or in unusual quantities (of which fact Owner shall be the sole judge),Owner may install water meter at Tenant's expense which Tenant thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business, days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises an to be kept clean by Tenant, it shall be done; at Tenant's sole-expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; ; (e) if the demised premises are serviced by Owner's air conditioning cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6.00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense.


___________RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop, services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions:          30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.


Definitions: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder The words re-enter and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent          32.  If an excavation shall be trade upon land adjacent to the
Excavation-          demised  premises or shall be authorized to be made, Tenant shall
Shoring:          afford  to  the  person  causing  or  authorized to cause such excavation,
          license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.



Rules  and          33.  Tenant  and  Tenant's  servants,  employees,  agents, visitors,
Regulations: and licensees shall observe faithfully and comply strictly with, the Rules and Regulations and such other and further reasonable
Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted owner or Owner's agents, the parties hereto agree to submit the question on of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenants part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen
(15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security          34.Tenant  deposited  $55,776.00  with  Owner  the  sum  of as security  for  the
faithful performances and observance by Tenant of the forms, provisions and conditions of this lease; it is agreed that to the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional tent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of say of the terms, covenants and conditions of this lease, including but not limited to, arty damages or deficiency in the re-letting of the premises, whether, such damages of deficiency accrued before or after proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease , the security shall be returned to Tenant after the date fixed as the and of the Lease and after delivery of entire possession of the demised promises to Owner. In the event of a sale of the land and building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of said security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner . Tenant further covenants that It will not assign or encumber or attempt to assignor encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted, encumbrance.


Estoppel          35.  Tenant,  at  any  time,  and  from  time  to  time,  upon
Certificate: at least 10 days' prior notice by Owner, shall execute, acknowledged and deliver to Owner; and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so ,specifying each such default.


Successors          36.  The  covenants,  conditions  and  agreements  contained
and  Assigns:     is  this  lease  shall  bind  and  inure  to  the  benefit of Owner sad Tenant and their respective heirs, distributees, executors, administrators, successors except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the lead sad building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of nay default by Owner hereunder, and no other property or assets of such Owner ( or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.



Space  to  be  filled  In  or  deleted.

Landlord  will  except  on  letter  of  credit  of  cash

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.



Witness  for  Owner:                         DAH  CHONG  HONG  TRADING CORPORATE


                                             /s/  Barney  Ghaw
                                             Barney  Ghaw


                                             2THEMART.COM,  INC.
Witness  for  Tenant:

                                             /s/  Steven  Rebeil
                                             for  2TheMart.com,  Inc.

ACKNOWLEDGEMENTS



CORPORATE  OWNER  .                              CORPORATE  TENANT
STATE  OF  NEW  YORK,       ss.:_______          STATE  OF  NEW  YORK,.
ss:________
County  of     ____________________               County of     ________________

On  this ____day of ____     , 19 _____     ,          On this _____day of ____,
19  ___,
before  me  personally  came  ________     ,          before me personally came,
to  me  known, who being by me duly sworn,          to me known, who being by me
duly  sworn;
did  depose  and  say  that                         did  depose  and  say  that
he  resides  in     _______________________          he  resides  in
_____________________
that  he  is the ____________ of __________          that he is the ____________
of  ________
the corporation described in and which          the corporation described in and
which
executed  the  foregoing                         executed  the  foregoing
instrument,  as OWNER; that he knows the          instrument, as Tenant; that he
knows
seal  of  said  corporation;                    the  seal  of  said corporation;
the  seal  affixed  to  said  instrument  is          the  seal  affixed to said
instrument  is
such  corporate  seal;                         such  corporate seal; that it was
so  affixed  by  order  of the Board of Directors     so affixed by order of the
Board  of
of  said  corporation, and that               Directors of said corporation, and
that
he signed his name thereto by like order. he signed his name thereto by like order.





INDIVIDUAL  OWNER                              INDIVIDUAL  TENANT
STATE  OF  NEW  YORK,    ss.:  __________          STATE  OF  NEW  YORK,    ss.:
County  of   _______________                    County  of   _______________

On  this  __________  day  of  ______,  19_____,     On  this  __________ day of
_________,  19_____,
before  me  personally  came________________          before  me  personally
came____________
to  be  known and known to me to be               to be known and known to me to
be  the
the  individual                              individual
described  in  and  who, as OWNER,               described in and who, as OWNER,
executed
executed  the  foregoing  instrument               the  foregoing  instrument
and  acknowledged  to  me  that  ____________he     and  acknowledged  to  me
that__________  he
executed  the  same.                         executed  the  same.

                              RIDER
                   To  Printed  Form  of  Lease
                                       Between
          DAH  CHONG  HONG  TRADING  CORP.,  as  Landlord,
                      And  2THEMART.COM,  INC.,  as  Tenant

*1.  which  consent  shall  not  be  unreasonably  withhold
*2.  which  approval  shall  not  be  unreasonably  withhold
*3.  which  consent  shall  not  be  unreasonably  withhold
*4.  twenty  (20)
*5.  after  Tenant's  opportunity  to  cure  said  default  has  expired
*6. if Owner can not deliver the Premises to the Tenant to take possession within 45 days of the commencement of the term of this lease, Tenant may of its option terminate this lease and all deposits shall be returned to the tenant unless the delay is caused by the tenant.

                   STANDARD  RIDER  ANNEXED  TO
                       AGREEMENT  OF  LEASE  BETWEEN
            DAH  CHONG  HONG  TRADING  CORPORATION,
              AS  LANDLORD,  AND  2THEMART.COM,  INC.,
                          AS  TENANT


LATE  PAYMENT  CHARGE:

37.     A.  If Tenant fails to pay any Fixed Rent or Additional Rent within five
(5)  business
days after the date the same is due, Tenant shall pay a late charge of $.05 for each $1.00 which thereafter remains unpaid to compensate Landlord for additional expenses incurred by Landlord in processing such late payment and such payment shall be deemed to be Additional Rent due upon demand by the Landlord.

     B. If Tenant fails to pay when due any installment or payment of Fixed Rent or Additional Rent for ten (10) business days after the date on which it is due, Tenant shall pay Interest thereon at a rate ("Interest Rate") equal to the lesser of 15% per annum or the maximum legal rate from the due date of such installment or payment to the date of payment thereof, and such interest shall be deemed to be Additional Rent due upon demand by the Landlord

FIXED  RENT;  RENT  RESTRICTIONS;  CPI  ESCALATION:

38. A. The Fixed Rent (exclusive of any portion thereof payable for electric current as provided in Article 49), shall be $95,616 per annum payable $7,968.00 per month.

     a. The Fixed Rent and Additional Rent is due and payable, in advance, on the first day of each month. If the Rent Commencement Date shall not occur on the first day of a calendar month, the Fixed Rent for such calendar month shall be prorated on a per diem basis, and Landlord shall credit the excess amount paid on the execution of this Lease toward the payment of Fixed Rent for the next succeeding calendar month

     B. If the Fixed Rent or any Additional Rent shall be or become uncollectible by virtue of any law or governmental order, Tenant shall take such action (without additional expense to Tenant) as Landlord may request, as may be legally permissible, to permit Landlord to collect the maximum Fixed Rent and Additional Rent which may, from time to time during the continuance of such legal rent restriction, be legally permissible, but not in excess of the amounts of Fixed Rent or Additional Rent payable under this lease. Upon the termination of such legal rent restriction prior to the Expiration Date, (a) the Fixed Rent and Additional Rent, after such termination, shall become payable under this lease in the amount of the Fixed Rent and Additional Rent set forth in this lease for the period following such termination, and (b) Tenant shall pay to Landlord, if legally permissible, an amount equal to (i) the Fixed Rent and Additional Rent which would have been paid pursuant to this lease, but for such rent restriction, less (ii) the Fixed Rent and Additional Rent paid by Tenant to Landlord during the period that such rent restriction was in effect.

     C. The Fixed Rent shall be increased as of the first day of each calendar year of the Term to be equal to the product obtained by multiplying the annual Fixed Rent then in effect by a fraction, the numerator of which is the CPI Index (hereinafter defined) for December of the preceding year (the "Then Ended Year") and the denominator of which is the CPI Index for December of the calendar year preceding the Then Ended Year.

     (a) As used herein, the term "CPI Index" shall mean the Consumer Price Index for all Urban Consumers for New York-Northeastern New Jersey, All Items (1982-84 = 100) as published by the Bureau of Labor Statistics of the United States Department of Labor or any successor thereto.

     (b) In the event that the CPI Index (or successor or substitute index) is not available, the next most comparable governmental publication shall be used as the index.

     (c) In no event shall any provision of this Article 38C dealing with adjustments to the annual Fixed Rent be construed so as to reduce the annual Fixed Rent below the annual Fixed Rent payable for the prior payment period.

     (d) Landlord shall cause a statement of any increase in the Fixed Rent provided for in this Article 38C to be prepared and delivered to Tenant in January of each year. Any delay or failure of Landlord in computing or billing for the additional Fixed Rent here in above provided shall not constitute a waiver or in any way impair the continued obligation of Tenant to pay such increased Fixed Rent. Upon receipt of such statement from Landlord, Tenant shall pay to Landlord an amount equal to the difference between the Fixed Rent then being paid by Tenant and the Fixed Rent set forth in such statement as increased pursuant to this Article 38C. After receipt of such statement, Tenant shall pay to Landlord the Fixed Rent in accordance with such statement until receipt of a new statement


(e) Tenant shall pay any increase in Fixed Rent pursuant to this Article 38C as of
January 1, 2001, and as of the first day of each calendar year of the Term thereafter.

ADDITIONAL  CLEANING:

39. A. Tenant shall pay to Landlord on demand Landlord's charges for cleaning work in the Premises or the Building required because of (i) misuse or neglect on the part Tenant or its agents, employees, contractors, subcontractors or visitors,(ii) use of portions of the Premises for preparation, serving, or consumption of food or beverages, data processing or computer operations, private lavatories or toilets, or other special purposes requiring greater or more difficult cleaning work than office areas,
(iii) interior glass surfaces, (iv) non building standard materials or finishes installed by Tenant or at its request and (v) increases in frequency or scope in any of the items set forth on Exhibit C as shall have been requested by Tenant.


     B. If Tenant is permitted hereunder to and does have a separate area for the storage, preparation, service or consumption of food or beverages in the Premises Tenant, at Tenant's expense, shall cause all portions of the remises so used to be cleaned daily in a manner satisfactory to Landlord, and to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation.

     C. The cleaning services required to be furnished by Landlord hereunder may be furnished by a contractor or contractors employed by Landlord and Tenant agrees that Landlord shall not be deemed in default of any of its cleaning obligations hereunder unless such default shall continue for an unreasonable period of time after notice from Tenant to Landlord setting forth the specific nature of such default.

DESIGNATED  SUPPLIERS:

40. Only Landlord, or any one or more persons, firms or corporations authorized in writing by Landlord, which authorization shall not be unreasonable withheld shall be permitted to
(i) furnish laundry, linen, towels, bootblacking, barbering, plant care, drinking water, ice and other similar supplies and services to tenants and occupants of the Building and (ii) act as maintenance contractor for any waxing, polishing, lamp replacement, cleaning and maintenance work in the Premises. Landlord may fix, in its absolute discretion, at any time and from time to time, the hours during which and the regulations under which such supplies and services are to be furnished. Landlord expressly reserves the right to act as or to designate, at any time and from time to time, a n exclusive supplier of all or any one or more of such supplies and services, provided that the quality thereof and the charges therefor are reasonably comparable to that of other suppliers or contractors, and Landlord expressly reserves the right to exclude from the Building any person, firm or corporation attempting to furnish any of such supplies or services, but not so designated by Landlord. Landlord expressly reserves the right to exclude from the Building any person, firm or corporation attempting to deliver or purvey any food or beverages, provided, however, that Tenant or regular office employees of Tenant who are not employed by any supplier of such food or beverages or by any person, firm or corporation engaged in the business or purveying such food or beverages, may bring food or beverages into the Building for consumption within the Premises by Tenant or the employees of Tenant, but not for resale to or for consumption by any other tenant, or the employees or guests of any other tenant. Landlord may fix in its absolute discretion, at any time and from time to time, the hours during which, and the regulations under which food and beverages may be brought into the Building by Tenant or its employees. However, Tenant and its regular office employees may personally bring food or beverages into the Building for consumption within the Premises solely by Tenant, its regular office employees and invitees. In all events, all food and beverages shall be carried m closed containers. Only Landlord or any one or more persons, firms or corporations, authorized in writing by Landlord shall be permitted to act as contractor or subcontractor for any work to be performed in accordance with this lease. Landlord expressly reserves the right to act as or to designate, at any time and from time to time, an exclusive construction contractor, and Landlord expressly reserves the right to exclude from the Building any person, firm or corporation attempting to act as construction contractor in violation hereof. In the event Tenant shall employ any contractor, such contractor and any subcontractor shall agree to employ only such materials and such labor as will not result in labor disputes, strikes or jurisdictional disputes with other contractors, mechanics, or laborers engaged by Tenant, Landlord or others. Tenant, upon demand of Landlord, shall cause all materials, contractors, mechanics or laborers causing such difficulty, strike or dispute to leave or be removed from the Building immediately. Tenant will inform Landlord in writing of the names of any contractor or subcontractor Tenant proposes to use in the Premises at least ten (10) days prior to the beginning of work by such contractor or subcontractor.

BROKERAGE:

41. Tenant represents that in the negotiation of this lease it dealt with no broker or brokers other than Newmark & Company Real Estate, Inc. And Cushman & Wakefield, Inc. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all claims, liabilities, suits, costs and expenses including reasonable attorneys' fees and disbursements arising out of any inaccuracy or alleged inaccuracy of the above representation. Landlord shall have no liability for any brokerage commissions arising out of a sublease or assignment by Tenant. The provisions of this Article shall survive the expiration or sooner termination of this lease.

ESTOPPEL  CERTIFICATE:

42.     Tenant  shall  at  any time and from time to time upon not less than ten
(10) days' prior notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing setting forth the Commencement Date, the Expiration Date and the Fixed Rent and certifying (i)that this lease is unmodified and in full force and effect (or if there has been any modification, that the same is in full force and effect as modified and stating the modification), (ii) the dates to which the Fixed Rent and Additional Rent have been paid in advance, if any, (iii) whether or not to the knowledge of Tenant, Landlord is in default in performance of any of its obligations under this lease and, if so, specifying each such default of which Tenant may have knowledge,
(iv) whether Tenant has accepted possession of the Premises, (v) whether Tenant has made any claim against Landlord under this lease and, if so, the nature thereof and the dollar amount, if any, of such claim, (vi) whether there exist any offsets or defenses against enforcement of any of the terms of this lease upon the part of Tenant to be performed, and, if so, specifying the same, and
(vii) such further information with respect to this lease or the Premises as Landlord may reasonably request, it being intended that any such statement delivered pursuant hereto shall be binding upon Tenant and may be relied upon by Landlord and by any prospective purchaser of the Real Property and/or the Building or any part thereof or of the interest of Landlord in any part thereof, by any mortgagee or prospective mortgagee thereof, by any lessor or prospective lessor thereof, by any lessee or prospective lessee thereof, or by any prospective assignee of any mortgage thereof.


NON-LIABILITY

43. A. Neither Landlord nor Landlord's agents, officers, directors, shareholders, partners or principals (disclosed or undisclosed) shall be liable to Tenant or Tenant's agents, employees, contractors, invitees or licensees or any other occupant of the Premises, and Tenant shall save Landlord, any mortgagee of the Building and/or the land on which the Building is located (the "Land"; the Land and the Building, collectively, the "Real Property") and their respective agents, employees, contractors, officers, directors, shareholders, partners and principals (disclosed or undisclosed)harmless from any loss, costs, liability, claim, damage, expense (including reasonable attorneys' fees and disbursements), penalty or fine incurred in connection with or arising from any injury to Tenant or to any other person or for any damage to, or loss (by theft or otherwise)of, any Tenant's property or of the property of any other person, irrespective of the cause of such injury damage or loss (including the acts or negligence of any tenant or of any owners or occupants of adjacent or neighboring property or caused by operations in construction of any private, public or quasi-public work) unless due to the negligence of Landlord or Landlord's agents without contributory negligence on the part of Tenant, its employees, agents, contractors, invitees or licensees, it being understood that no property, other than such as might normally be brought upon or kept in the Premises as incidental to the reasonable use of the Premises for the purposes herein permitted will be brought upon or be kept in the Premises; to the extent of the limit of liability of tenant insurance as outlined below paragraph 44 herein, that even if due to any such negligence of Landlord or Landlord's agents, Tenant waives, to the full extent permitted by law, any claim for consequential damages in connection therewith and Landlord and Landlord's agents shall not be liable, to the extent of Tenant s insurance coverage, for any loss or damage to any person or property even if due to the negligence of Landlord or Landlord's agents. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor Landlord's agents shall be liable for any loss of or damage to any such property by theft or otherwise.

B. Neither any (a) performance by Landlord, Tenant or others of any repairs, alterations or improvements in or to the Real Property, Building or Premises,
(b) failure of Landlord or others to make any such repairs or improvements, (c) damage to the Building, Premises or Tenant's property in the Premises, (d) any injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work, or by any other cause, (e) latent defect in the Building or Premises, nor (f) inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions (a) through (f) shall impose any liability on Landlord or Landlord's agent to Tenant, other than such liability as may be required or imposed upon Landlord by law for Landlord's negligence or the negligence of Landlord's agents m the operation or maintenance of the Building or for the breach by Landlord of any express covenant of this lease on Landlord's part to be performed or observed. No representation, guaranty or warranty is made or assurance given that any communications or security systems, devices or procedures of the Building, if any, will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of, any of Tenant's property or of the property of any other person, and Landlord reserves the right to discontinue or modify at any time such communications or security systems or procedures without liability to Tenant.

C. Tenant shall pay to Landlord as Additional Rent, within ten (10days following rendition by Landlord to Tenant of bills or statements therefor, sums equal to all reasonable losses, costs, liabilities, claims, damages, fines, penalties and expenses referred to in the indemnification contained in Article 8 hereof.





D. Notwithstanding anything to the contrary contained herein, Tenant shall look only to Landlord's estate in the Building (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its agents, directors, officers, shareholders, partners or principals (disclosed or undisclosed) shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or under law or Tenant's use or occupancy of the Premises or any other liability of Landlord to Tenant.

     E. The provisions of this Article shall survive the expiration or sooner termination of this lease.


INSURANCE:

44. Tenant, at its expense, shall maintain at all times during the Term (a) "all risk" property insurance covering Tenant's property and improvements and betterment's to a limit of not less than the full replacement cost thereof and (b) comprehensive general liability insurance covering personal injury and property damage, with such limits as may reasonably be requested by Landlord from time to time, but not less than $2,000,000 in respect to bodily injury, or death arising out of any one occurrence and $1,000,000 for property damage. The policy or policies evidencing such insurance shall include Landlord and such parties as Landlord shall designate as a named additional insured. The limits of such insurance shall not limit the liability of Tenant. All policies required to be maintained pursuant to the provisions of this lease shall be issued by an insurance company or companies having a Best's rating (or any successor publication of comparable standing) of at least A/XIV and authorized to do business in the State of New York. All policies required to be maintained pursuant to the provisions of this lease shall have a written undertaking from the insurer to notify all insureds thereunder at least sixty (60) days prior to cancellation thereof. Upon the execution of this lease, Tenant shall deliver to Landlord and any additional insureds such fully paid for policies or certificates of insurance evidencing any such policy. Tenant shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Landlord may, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event the Tenant agrees to pay the amount thereof, plus interest at the rate of two (2%) percent above the rate announced from time to time by Citibank, N.A. (New York) as its base corporate lending rate, to Landlord on demand and said sum shall be in each instance collectible as Additional Rent on the first day of the month following the date of payment by Landlord. During such times as Tenant shall be performing any alteration, installation, addition or improvement to the Premises, Tenant shall carry or cause to be carried (and shall provide Landlord with evidence thereof) (i) worker's compensation insurance covering all persons employed in connection with such alteration, installation, addition or improvement in statutory limits, (ii) broad, form comprehensive general liability insurance including a completed operations endorsement with limits of liability of not less than $2,000,000 combined single limit bodily injury and property damage, (iii) builder's risk insurance, completed value non-reporting form, covering all physical loss, in an amount reasonably satisfactory to Landlord, (iv) an umbrella policy in amounts required by Landlord, and (v) such other insurance, and in such amounts as Landlord deems reasonably necessary to protect Landlord's interest in the Premises and Building from any act or omission of Tenant's contractors and subcontractors. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies provided in this lease in the event of Tenant's default.


COMPLIANCE  WITH  LOCAL  LAW  No.5:

45. Notwithstanding anything contained to the contrary elsewhere in this lease, Tenant acknowledges with respect to any alterations made by Tenant within the demised premises either by Tenant, in accordance with other applicable provisions of this lease, or performed by Landlord on Tenant's behalf or pursuant to a work letter agreement executed between the parties at the time of entering this lease, that it will be Tenant's responsibility and obligation to comply with all fire safety requirements and controls imposed by Local Law 5 of the City of New York, as same now exists or may hereafter be amended, as well as with any and all other laws, rules and obligations of the City of New York or of any governmental agency or department thereof having jurisdiction with respect to the demised premises. The performance of any of the foregoing Local Law 5 required work, installations and alterations shall be performed by Tenant in accordance with the subject to all applicable provisions of this lease (including but not limited to Articles 3 and 6 hereof) and of law. Landlord represents best to its knowledge that the premises are currently in compliance with all Local Laws.


TRANSFER  AFTER  BANKRUPTCY:

46. If this lease is assigned to any person or entity pursuant to the provisions of the
Bankruptcy Code, 11 U.S.C. 101 et seq. (the "Bankruptcy Code"), any and all consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies and other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

     If Tenant assumes this lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this lease on terms acceptable to Tenant then notice of such proposed assignment, setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under this lease, including, without limitation, the assurance referred to to Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this lease.


MISCELLANEOUS  PROVISIONS:

47. A. If any of the provisions of this lease, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this leas shall be valid and enforceable to the fullest extent permitted by law.

B. (a) Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any loss, cost, liability, claim, damage, fine, penalty and expense (including reasonable attorneys' fees and disbursements) resulting from delay by Tenant in surrendering the Premises upon the termination of this lease as provided in Article 22, including any claims made by any succeeding tenant or prospective tenant founded upon such delay.

(b) In the event Tenant remains in possession of the Premises after the termination of this lease without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant from month-to-month, at a monthly rental equal to two (2) times the Fixed Rent and Additional Rent payable during the last month of the Term, subject to all of the other terms of this lease insofar as the same are applicable to a month-to-month tenancy.

     C. The persons executing this lease on behalf of Tenant hereby represent and warrant that they have been duly authorized to execute this lease for and on behalf of Tenant.

D. Notwithstanding the provisions of Article 3, no approval of plans or specifications by Landlord or consent by Landlord allowing Tenant to make any alterations, installations, additions or improvements in the Premises at any time during the Term shall In any way be deemed to be an agreement by Landlord that the contemplated alterations, installations, additions or improvements comply with any legal requirements or any certificate of occupancy for the Building nor shall it be deemed to be a waiver by Landlord of such compliance by Tenant or of any of the terms of this lease. Notice is hereby given that neither Landlord, Landlord's agent, nor any mortgagee of the Building shall be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for such labor or material shall attach to or affect any estate or interest of Landlord or any such mortgagee in and to the Premises or the Building. Tenant shall keep records of all alterations, installations, additions or improvements costing in excess of $10,000 and the cost thereof, and within fifteen (15) days after demand by Landlord, Tenant shall furnish to Landlord copies of such records if Landlord shall request the same.

E. If Tenant is a partnership (or is comprised of two (2) or more persons, individually, or as joint venturers or as copartners of a partnership) or if Tenant's interest in this lease shall be assigned to a partnership (or to two
(2) or more persons, individually, or as joint venturers or as copartners of a partnership) (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions shall apply to such Partnership Tenant, (a) the liability of each of the parties comprising
Partnership Tenant shall be joint and several, and (b) each of the parties comprising Partnership Tenant hereby consents in advance to and agrees to be bound by, any modifications, termination, discharge or surrender of this lease which may hereafter be made and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (c)any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant and shall be binding upon Partnership Tenant and all parties, and (d) if Partnership Tenant shall admit new partners shall, all such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed and (e) Partnership Tenant, shall give prompt notice to Landlord of the admission of any such new partners and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new Partner shall assume performance of all of the terms, covenants and conditions of this lease on Tenants's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of Subdivision (d) of this Section E).

F. All exhibits to this lease and any and all rider provisions attached to this lease are hereby incorporated into this lease. If any provision contained in any rider hereto is inconsistent or In conflict with any printed provision of this lease, the provision contained in such rider shall supersede said printed provision and shall control.





G. Wherever it is specifically provided in this lease that a party's consent is not to be unreasonably withheld, a response to a request for such consent shall also not be unreasonably delayed. If either Landlord or Tenant considers that the other has unreasonably withheld or delayed a consent, it shall so notify the other party within ten (10) days after receipt of notice of denial of the requested consent or, in case notice of denial is not received within twenty
(20) days after making its request for the consent. Tenant hereby waives any claim against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any such consent, and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment. In the event of such a determination, the requested consent shall be deemed to have been granted; however, Landlord shall have no liability to Tenant for its refusal or failure to give such consent. The sole remedy for Landlord's unreasonably withholding or delaying of consent shall be as provided in this Section.

H. Subject to force majeure, Landlord's performance of repairs and Landlord's right to close the Buildin to comply with any legal requirements, Landlord hereby agrees that Tenant shall have access to the remises 24 hours per day, seven days per week except for certain legal holidays and such other days as shall be designated as holidays by Landlord or the applicable operating engineers union or Building service employees union contract. Landlord shall notify Tenant of such holidays on an annual basis.

     I.     Tenant  will  furnish  to  Landlord:

(1) Within 120 days after the end of each fiscal year of Tenant, annual consolidated financial statements (balance sheets and profit and loss statements) of Tenant, in comparative form, certified by an independent certified public accountant of recognized standing (selected by Tenant), if such certified statements are delivered to shareholders or any other party, and otherwise certified by the chief financial officer of Tenant; and

(2) such other information regarding the condition (financial or otherwise) of Tenant as Landlord may reasonably request. Each financial statement of Tenant shall be accompanied by a certificate of its chief financial officer that (a) he has reviewed this Lease and has obtained no knowledge of any default hereunder or of any condition or event which, with notice or lapse of time or both, would constitute a default hereunder (or, if any such default, condition or event shall exist, the nature and period of existence thereof and the action to be taken by Tenant with respect thereto), and (b) no material adverse change in the business, condition (financial or otherwise), operations or prospects of Tenant or its affiliates has occurred during the period covered by such statement.

     J.     LANDLORD'S  WORK
Landlord shall paint the premises with the building standard paint and the color to be chosen by the tenant. Landlord shall shampoo the rugs and stretch it if required.

K. If any holder of a superior mortgage or superior lease or the successors or assigns of the foregoing (collectively referred to as "Successor Landlord") shall succeed to the rights of Landlord under this lease, Tenant agrees, at the election and upon request of any such Successor Landlord, to fully and completely attorn to and recognize any such Successor Landlord, as Tenant's landlord under this lease upon the then executory terms of this lease provided such Successor Landlord shall agree in writing to accept Tenant's attornment. The foregoing provision shall inure to the benefit of any such Successor Landlord, shall apply notwithstanding that, as a matter of law, this lease may terminate upon the termination of a superior lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Nothing contained herein shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee.

L.     Landlord  hereby advises Tenant that Landlord has installed an Enterphone
2000
security system in the Building in order to restrict access into the Building outside of the Building's ordinary business ours. As of the date hereof, the Building's ordinary business hours are from 7:00 A.M. to 6:00 P.M. on Mondays through Fridays except for the holidays referred to in paragraph H of this Article. Such security system uses pendants, which unlock the magnetic lock of the Building's exterior doors. Upon the execution and delivery of this lease, Landlord shall furnish to Tenant at no cost to Tenant one (1.) pendant for each 1000 rentable square feet of the Premises. Tenant shall be permitted to purchase additional pendants at Landlord's standard charge therefor, which as of the date hereof is $75.00 for each additional pendant. Tenant shall, upon the termination of its tenancy, turn over to Landlord all pendants furnished to Tenant. In the event of the failure to return any pendants furnished by Landlord, Tenant shall pay to Landlord its then standard charge therefor, and Landlord shall be entitled to deduct such amount from any security deposited hereunder prior to returning the balance thereof to Tenant in accordance with the terms hereof. Tenant shall comply with all reasonable security measures instituted by Landlord at any time during the Term with respect to the aforementioned security system or otherwise, but the establishment and enforcement of such measures shall not impose any responsibility or liability upon Landlord to Tenant for any reason. This paragraph L is subject to the terms of Article 43B.

M. Notwithstanding anything in the Lease to the contrary, any contractors, subcontractor or materialmen employed by or on behalf of Tenant to perform repairs or alterations, whose names and any other information reasonably requested by Landlord shall have been submitted in writing to Landlord for Landlord's approval prior to the commencement of any work, may only perform approval prior to the commencement of any work, may only perform work during those hours expressly permitted by Landlord. As of the date hereof such hours are from 9:30 A.M. to 4:30 P.M. on business days only.

N.     ELEVATOR  SERVICE:
As long as Tenant is not in default under any of the terms, convenants or conditions of this lease on Tenant's part to be observed or performed, Landlord, at Landlord's expense, shall furnish necessary passenger elevator service on business days from 8:00 A.M. to 6:00 P.M. and on Saturdays and Sundays from 8:00 A.M. to 5:00 P.M. and shall have an elevator subject to call at all other times except on major holidays when the building shall be closed. Tenant acknowledges that the passenger elevators may be utilized as service elevators on business days between the hours of 9:30 A.M. and noon and between 1:30 P.M. and 4:00 P.M. In the event Tenant shall require the use of the Building's service elevators when the Building is open at any time other than those set forth above on business days, Landlord shall provide a service elevator or passenger elevators, as the case may be, for the use of Tenant, provided Tenant gives Landlord reasonable notice of the time and use of such about elevators to be made by Tenant and Tenant pay Landlords usual and reasonable charge for the use

O.     HVAC:
A. As long as Tenant is not in default under any of the terms, convenants or conditions of this lease on Tenant's part to be observed or performed, Landlord, at Landlord's expense, shall (i) to the extent that the installed air cooling or conditioning facilities of the Building permit, furnish and distribute to the Premises cooled or conditioned air from 8:00 A.M. to 6:00 P.M. on business days whenever during the period between April 15th and October 15th of each year the same may be required in the Landlord's judgement in order to maintain the temperature of the premises about 72 degrees Fahrenheit and (ii) to the extent that the installed heating facilities of the Building permit, furnish and distribute to the Premises heated air from 8:00 A.M. to 6:00 P.M. on business days whenever during the period between October 15th and April 14th of each year the same may be required in the Landlord's judgement. Landlord and Tenant further agree to operate the heating or cooling and ventilating equipment in accordance with their design criteria unless a recognized energy conservation law, program, guideline, regulation or recommendation promulgated by any Federal, State, City or other governmental or quasi-governmental bureau, board, department, agency, offce, commission or other subdivision thereof or the American Society of Heating, Refrigeration and Air-Conditioning Engineers, Inc. or any successor thereto or other organization serving a similar function shall provide for any reduction in operations below said design criteria in which case such equipment shall be operated so as to provide reduced service in accordance with such law, program; guideline, regulation or recommendation.

B. If Tenant shall require heating or cooling and ventilation services other than between 8:00 A.M. and 6:00 P.M. on business days ("after hours"), Landlord shall, furnish after hours heating or cooling and ventilation service upon reasonable advance notice from Tenant, given between the hours of 9:00 A.M. and 3:00 P.M. on any business day, and Tenant shall pay Landlord's then established charges therefor on Landlord's demand. If any of the other tenants of the Building shall request and receive after hours heating or cooling and ventilation service, pursuant to Landlord's obligation to provide the same to them, at the same time and utilizing the same system as Tenant, only that equitably prorated portion of the charge made by Landlord for such service shall be allocated to Tenant.

     C. Notwithstanding the foregoing provisions of this Section, Landlord shall not be responsible if the normal operation of the Building heating or cooling and ventilation system shall fail to provide heated or cooled and outside air at reasonable temperatures, pressures or degrees of humidity or in reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portion of the Premises (i) which shall have an electrical load in excess or four (4) watts per square foot of usable area for all purposes (including lighting and power), or which shall have a human occupancy factor in excess of one (1) person per one hundred (100) square feet of usable area (the average electrical load and human occupancy factors for which the Building air conditioning system is designed), or (ii) because of any rearrangement of partitioning or other improvements made or performed by or on behalf of Tenant or any person claiming through or under Tenant. Whenever such heating or cooling and ventilation system is in operation, Tenant agrees to cause all windows of the Premises to be closed whenever the Premises are not occupied. Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the heating or cooling and ventilation system. In addition to any and all other rights and remedies which Landlord may invoke for a violation or breach of any of the provisions of this Article, Landlord may discontinue furnishing services under this Article during the period of such violation or breach, and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or Landlord's agents.

P.     INDOOR  AIR  QUALITY  (IAQ)
A. Tenant has fully investigated the condition of the Premises or waived its right to do so and is fully familiar with the physical condition of the Premises and every part thereof, including, without limitation, the indoor air quality
(IAQ)  generally,  and  the  HVAC  system,  and Tenant accepts the same "as is".

             B. Tenant shall comply with all current and future federal, state, and local environmental and IAQ laws, regulations, and industry standards, including, without limitation, any restrictions on smoking in the workplace.

C. The premises shall not be used for any dangerous, noxious, or offensive trade or business or for any purpose, trade, or business that will adversely affect the IAQ for the premises or Building (including any common areas);

D. Landlord shall have the right, but not the obligation, at all times during the Lease Term to inspect the Premises and conduct such vests and investigations (including, without limitation, a Phase I indoor Air Quality audit) to evaluate the IAQ in the Premises and/or the Building. Landlord's entry may be made at any time either during or after Tenant's business hours.










                      STANDARD ESCALATION RIDER ANNEXED TO
                           AGREEMENT OF LEASE BETWEEN
                       DAH CHONG HONG TRADING CORPORATION,
                      AS LANDLORD, AND, 2THEMART.COM, INC.,
                                    AS TENANT

ESCALATION:

48.     A.     As  used  herein:

(a) The term "Taxes" shall mean (a) all real estate taxes, assessments(special or otherwise), sewer rents, rates and charges, or any other governmental charge of a similar or dissimilar nature, whether general, special, ordinary or extraordinary, which may be levied or assessed on or with respect to all or any part of the Building or the parcel of land on which the Building is located (hereinafter called "Real Property") by the City or County of New York or any other taxing authority and (b) any expenses, including attorneys' fees and disbursements, incurred by Landlord in contesting any of the foregoing or the assessed valuation of all or any part of the Real Property. If, however, by law, any assessment may be divided and paid in annual installments, then, for the purposes of this Article, (a) such assessment shall be deemed to have been so divided into the maximum number of annual installments permitted by law, and (b) there shall be deemed included in Taxes for each calendar year the annual installment of such assessment. becoming payable during such calendar year, together with interest payable during such calendar yer on such annual installment and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided.

(b) The term "Landlord's Basic Tax Liability" shall mean the liability of Landlord for the calendar year 2000 for Taxes.

(c)     The  term  "Landlord's Base Tax Year" shall mean the calendar year 2000.

(d)     The  term  "Tenant's  Proportionate  Share"  shall  mean  1.88%.

B.     (a)     If  Taxes  payable in any fiscal year falling wholly or partially within  the
Term shall be in such amount as shall constitute an increase above Landlord's Basic Tax Liability, Tenant shall pay as Additional Rent for such fiscal year a sum equal to Tenant's Proportionate Share of the amount by which Taxes for such fiscal year exceed Landlord's Basic Tax Liability.

(b) On the first day of each month following rendition of each Landlord's Statement which shows payment of Additional Rent due from Tenant pursuant to this Section, Tenant shall pay to Landlord on account of the estimated Additional Rent for the fiscal year following the fiscal year for which Landlord's Statement shall have been rendered, a sum equal to one-twelfth (1/12th) of the total Additional Rent shown on such Landlord's Statement. Such Additional Rent shall be due and payable at the same time as each monthly installment of Fixed Rent.

(c) A reconciliation shall be made upon each Landlord's Statement as follows;
Tenant shall be debited with any Additional Rent shown on such Landlord's Statement and credited with the aggregate of the total amount, if any, paid by Tenant in accordance with the provisions of paragraph (b) on account of the estimated Additional Rent for the fiscal year in question, and within ten (10) days following rendition of such Landlord's Statement, Tenant shall pay to Landlord the amount of any net debit balance shown thereon, or Landlord shall apply against the next ensuing installments of Fixed Rent any net credit balance shown thereon.

(d) If, as a result of any application or proceeding brought by or on behalf of Landlord for reduction in the assessed valuation of the Real Property affecting any fiscal year commencing after Landlord's Base Tax Year, there shall be a decrease in Taxes for any such fiscal year with respect to which Landlord shall have previously rendered a Landlord's Statement, Landlord's Statement next following such decrease shall include an .adjustment for such fiscal year reflecting such decrease in Taxes (less all costs and expenses, including counsel fees, incurred by Landlord in connection with the application or proceeding to reduce the Taxes with respect to any fiscal year occurring after Landlord's Base Tax Year).

C. Landlord's Statement shall be rendered to Tenant in accordance with the provisions of Article 28 of this lease. Landlord's failure to render Landlord's Statements with respect to any such increase in Taxes, during any fiscal or calendar year shall not prejudice Landlord's right to render a Landlord's Statement with respect thereto or with respect to any subsequent fscal or calendar year. Nothing herein contained shall restrict Landlord from issuing Landlord's Statements at any time there is an increase in Taxes during any fiscal or calendar year or any time thereafter. The obligations of Landlord and Tenant under the provisions of this Article with respect to any Additional Rent shall survive the Expiration Date or any sooner termination of the Term.

D. Each Landlord's Statement shall be conclusive and binding upon Tenant unless within thirty (30) days after receipt of such Landlord's Statement Tenant shall notify Landlord that it disputes the correctness of Landlord's Statement, specifying the respects in which Landlord's Statement is claimed to be incorrect. Pending the determination of any such dispute by agreement or otherwise, Tenant shall pay Additional Rent in accordance with the applicable Landlord's Statement, and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment of Additional Rent resulting from compliance with Landlord's Statement.

E. The computations of Additional Rent under this Article are intended to constitute a formula for an agreed rental adjustment and may or may not constitute an actual reimbursement to Landlord for costs and expenses paid by Landlord with respect to the Building.

F. The term "Landlord's Statement" shall mean an instrument containing a computation of any Additional Rent or changed Fixed Rent due pursuant to the provisions of this Article. Nothing herein contained shall restrict Landlord from issuing Landlord's Statements at any time that there is an increase in Taxes during any fiscal year or an increase in Operating Expenses or the Index during any calendar year.

                          STANDARD ELECTRICITY RIDER TO
                           AGREEMENT OF LEASE BETWEEN
                       DAH CHONG HONG TRADING CORPORATION,
                      AS LANDLORD, AND, 2THEMART.COM, INC.,
                                    AS TENANT


ELECTRICITY:

49. A. Landlord, at Landlord's expense, subject to the provisions of paragraph B hereof, shall, furnish electrical energy to or for the use of Tenant in the Premises. So long as the furnishing of such electrical energy is included in the Fixed Rent on a so-called "rent inclusion" basis in accordance with this Section there shall be no special charge to Tenant by way of measuring such electrical energy on any meter or otherwise.

B. Tenant agrees that the Fixed Rent reserved herein shall be increased to compensate Landlord for supplying Tenant with electric current as an additional service by the sum of $8,964.00 per annum commencing on the Commencement Date and continuing until such time as such sum may be increased as hereinafter provided. Landlord will furnish electricity to Tenant through presently installed electrical facilities for Tenant's reasonable use of such lighting, electrical appliances, air conditioning systems and equipment as presently exist or as Landlord may permit to be installed in the Premises. Tenant agrees that an electrical engineer or utility consultant, selected by Landlord, may make a survey of the electric lighting and power load Jo determine Tenant's average monthly energy consumption in the Premises ("Tenants Electric Consumption") based upon (i) the connected load rating of each item consuming electric energy,
(ii) Tenant's usage which shall be determined by multiplyin the connected load rating of each item by the hours of usage as determined by the consultant and
(iii) the Electric Rates which Tenant would pay if it were the sole user of electrical energy in the Building utilizing the rate schedule applicable to Landlord. The findings of such engineers or consultant as to the proper cFixed Rent increase based on Tenant's Electric Consumption shall be conclusive and binding upon the parties and the amount thereof shall be added to the Fixed Rent payable monthly on the first day of each and every month in advance for each month from the Commencement Date (except that if the amount of such rent increase shall not have been determined on the Commencement Date, then, upon such subsequent determination, Tenant shall pay for the period from the Commencement Date to the date of such determination the uncollected amount of such increase in Fixed Rent). If the

Electric Rates (as hereinafter defined) on which the initial determination of said consultant were based shall be increased or decreased, then the Fixed Rent attributable to electricity shall be increased or decreased by the same percentage, retroactive if necessary to the date of such increase or decrease in such Electric Rates; provided, however, that in no event shall the amount of Fixed Rent reserved herein to compensate Landlord for supplying Tenant with electric current ever be reduced below $8,964.00. Tenant shall make no alterations or additions to the electric equipment or appliances without first obtaining written consent from Landlord in each instance. Tenant agrees neither to connect any additional electrical equipment of any type to the Building electric distribution system, other than lamps, typewriters and other small office machines and equipment relevant to the conduct of Tenant's business at the demised premises, nor make or perform or permit the making or performing of, any alterations to the wiring installations or other electrical facilities in or serving the demised premises, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. If Tenant installs additional or substituted electrical equipment or appliances or otherwise increases its use of electric current, then the Fixed Rent shall be increased by an amount determined by Landlord's electrical engineer or consultant, at Tenant's expense, and such determination shall be conclusive and binding upon Landlord and Tenant. Landlord, its engineer o r consultant, is given the right to make surveys from time to time of the Premises covering the electrical equipment and fixtures, and use of current. Any increase in Fixed Rent resulting from an increase in Tenant's consumption or the addition of equipment or appliances shall be effective as of the date of such increase or addition, retroactive if necessary. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur reason of any change, failure or defect in the supply or character of the electric energy furnished to the remises or if the quantity or character of the electrical energy supplied by the electrical utility is no longer available or suitable for tenant's requirements, and no such change, failure, defect, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Building or the risers or wiring installation. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause or increase a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. Rigid conduit only will be allowed. In addition to the installation of such riser or risers, Landlord will also, at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. Landlord reserves the right to terminate the furnishing of electricity to the Premises if required by law at any time, upon sixty (60) days' written notice to Tenant in which event, Tenant shall make application directly to the utility company serving the Building for Tenant's entire separate supply of electricity. Landlord, upon the expiration of the aforesaid sixty (60) days' written notice to Tenant, may discontinue furnishing the electric current, in which event, Tenant's liability for increased Fixed Rent provided for in this paragraph B shall terminate as of the date of discontinuance of the supplying of electric current, but this lease shall otherwise remain in full force and effect. The term "Electric Rates" shall mean the rates at which Landlord purchases electric energy from the public utility supplying electrical service to the Building (without regard to time of day or similar rate schedules), including but not limited to, any charges incurred or taxes payable Landlord in connection therewith or increase or decrease thereof by reason of fuel adjustment or any substitutions for such Electric Rates or additions thereto. Except as provided in the next sentence or as otherwise expressly provided herein, any and all surveys made pursuant to this Article by Landlord's engineer or consultant with respect to the Premises shall be made at the sole cost and expense of Tenant. In the event that Landlord has its engineer or consultant make any surveys with respect to the Premises more than one time in any twelve (12) month period and such survey shows that Tenant's consumption of electricity in the Premises has increased by an amount less than five (5%) percent over the immediately preceding survey made during such twelve (12) month period. Landlord agrees that any such survey shall be at the sole cost and expense of Landlord.

C. If Landlord discontinues the furnishing of electricity, as provided in this
Article, then, and in such event, Landlord shall permit Tenant to receive electrical service directly from the public utility supplying electrical service to the Building and shall permit the existing feeders, risers, wiring and other electrical facilities serving the Premises to be used by Tenant for such purposes to the extent that they are available, suitable and safe. Tenant shall, at its own expense, install any necessary electrical meter equipment, panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electrical energy directly from the public utility supplying the same. Landlord shall have no liability whatsoever to Tenant by reason of Landlord's discontinuance of electrical service.

D. Landlord, at Tenant's reasonable expense; shall furnish and install all lamps
(including incandescent and fluorescent), starters and ballast's used in the Premises.

E. In the event Tenant shall dispute any survey obtained by Landlord in accordance with paragraph B of this Article, Tenant shall have the right within thirty (30) days after the receipt of the results of landlord's survey to elect by notice to Landlord to have a survey completed by an electrical engineer or utility consultant selected by Tenant from a list of three (3) electrical engineers and/or utility consultants provided by Landlord to Tenant, at Tenant's sole cost and expense, to determine Tenant's electrical current consumption as of the date of Landlord's survey. In the event that Tenant's electrical engineer or utility consultant disagrees with the survey prepared at the request of Landlord in accordance with paragraph B of this Article and Landlord and Tenant cannot agree on the amount of the appropriate increase in Fixed Rent, either party shall have the right to submit such dispute to arbitration. If either the agreement reached between Landlord and Tenant or the final decision of the arbitrator(s) determines that Landlord's survey was in error by more than twenty-five percent (25%), Landlord shall pay the reasonable fees of Tenant's electrical engineer or utility consultant, Notwithstanding the provisions of this paragraph, Tenant shall pay any and all items of Fixed Rent as calculated by Landlord until the amount of such payment shall be finally determined.

F. If a arty desires arbitration pursuant to paragraph E above, such party shall give notice to that effect to the other party and shall in such notice appoint a person as arbitrator on its behalf. Within fifteen (15) days after the giving of such notice the other party shall likewise appoint a person as arbitrator on its behalf. If the second arbitrator shall not have been appointed as aforesaid, the first arbitrator shall proceed to determine such matter.

In the event that the two arbitrators appointed by the parties shall be unable to agree within ten (10) days after the appointment of the second arbitrator, they shall give written notice of such failure to agree to the parties and shall within ten (10) days after the giving of such notice, appoint a third arbitrator. If the two arbitrators fail to agree upon the selection of such third arbitrator within the ten (10) days following their notice as aforesaid, then within five (5) days thereafter either of the parties upon notice to the other party hereto may request such appointment by the American Arbitration Association (or any organization successor thereto), or in its absence, refusal, failure or inability to act, may apply for a court appointment of such arbitrator.

The three arbitrators shall render their decision and award, upon the concurrence of at least two of their number, within thirty (30) days after the appointment of the third arbitrator. Such decision and award shall be in writing and shall be final and conclusive on the parties, and counterpart copies thereof shall be delivered to each of the parties. In rendering such decision and award, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this lease. Judgment may be had on the decision and award of the arbitrators so rendered in any court of competent jurisdiction end may be enforced in accordance with the laws of the State of New York. Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by or for such party and the fees and expenses of the third arbitrator and all other expenses of the arbitration shall be borne by the parties equally. Each arbitrator shall be a fair and impartial person who shall have had at least ten (10) years experience in the County of New York as an electrical engineer or utility consultant. The arbitration shall be conducted to the extent consistent with this paragraph in accordance with the then prevailing rules of the American Arbitration Association (or any organization successor thereto).

     F. Following a determination of an increase or decrease in Fixed Rent attributable to the furnishing of electrical energy to the Premises by Landlord as set forth in this Article, Landlord and Tenant shall, upon request of either party, execute, acknowledge, and deliver to each other a supplemental agreement in such form as Landlord shall reasonably require to reflect such change in the Fixed Rent, but any such change shall be effective even if such agreement is not executed and delivered.

H. If submetering of electricity is legally permitted in the Building, Landlord shall have the option of installing submeters at Landlord's expense to measure Tenant's consumption of electrical energy and Tenant shall pay, as Additional Rent, on demand, for its consumption of electrical energy at the then applicable rate, if any, for submetered electrical energy, or, if no such rate is promulgated, then at the same rate and frequency that Tenant would be obligated to pay if Tenant were a direct customer of the local utility company furnishing electrical energy to the Premises and in such event Tenant's liability for Fixed Rent attributable to electrical energy, as the same may be increased pursuant to this Article, shall terminate as of commencement of the operation of such submeters. In no event, however, shall the amount payable by Tenant per square foot be less than Landlord's cost per square foot utilizing the then current Electrical Rates) of electrical energy for the entire Building. For the purpose of this paragraph, the rate to be paid by Tenant in the event of submetering shall include all of the components of Electrical Rates. In the event that any tax shall be imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant, the pro rata share allocable to the electrical energy service received by Tenant shall be passed on to, included in the bill of, and paid by Tenant, if and to the extent permitted by law.

                     STANDARD ASSIGNMENT/SUBLETTING RIDER TO
                           AGREEMENT OF LEASE BETWEEN
                       DAH CHONG HONG TRADING CORPORATION,
                      AS LANDLORD, AND, 2THEMART.COM, INC.,
                                    AS TENANT

SUBLETTING  AND  ASSIGNMENT:

50.     A.     Provided  that  any  such  assignee  or  sublessee  shall use the premises  and  each
portion  thereof  for  offices,  Tenant  may,  without  Landlord's  consent:

(a) Assign this lease to a corporation or other business entity then having a net worth at least equal to that, of Tenant prior to such merger or consolidation (herein called a "successor corporation") into or with which, Tenant shall be merged or consolidated or to which substantially all of Tenant's assets may be transferred, provided that such successor corporation shall have effectively assumed all of Tenant's obligations and liabilities, including those under this lease, by operation of law, or appropriate instrument of merger, consolidation or transfer;

(b) Sublet any parts) of the demised premises to a corporation or other business entity (herein called a "related corporation") which shall control, be controlled by, or be under common control with, Tenant, but only for so long as said sublessee shall control, be controlled by, or be under the common control with, the Tenant. Tenant hereby covenants that such sublessee shall at all times remain a corporation or entity which shall control, be controlled by, or be under common control with Tenant and a breach of such covenant shall constitute a material default under this lease for which Tenant shall not be given any opportunity to cure;

(c) Permit any related corporation of Tenant to use the demised premises or any part thereof, but only for so long as said occupant continues to be a related corporation. Tenant hereby covenants that such use may only continue for such period as such related corporation shall control, be controlled by or be under common control with Tenant and a breach of such covenant shall constitute a material default under this lease for which Tenant shall not be given an opportunity to cure; and

(d) Assign this lease to a related corporation of Tenant. Tenant hereby covenants that subsequent to such assignment the assignee shall remain a corporation or entity which shall control, be controlled by or under common control with Tenant and a breach of such covenant shall constitute a material default under this lease for which Tenant and such assignee shall not be given an opportunity to cure.


B. Concurrently with assigning this lease to a successor corporation, the making of a sublease to a related corporation, or permitting a related corporation to occupy all or part of the demised premises, or assigning this lease to a related corporation, (all as set forth in Section A(a), (b), (c) or (d) of this Article, as the case may be); Tenant shall be required to submit proof that (i) the successor corporation comes within the definition thereof and shall use the Premises for general offices; or (ii) the sublessee, occupant or assignee is a related corporation and will use the Premises for general offices, all in form satisfactory to Landlord. As used herein in defining related corporation, control must include over fifty (50%) per cent of the stock or other voting interest of the controlled corporation or other business entity. Similar proof that such sublessee, occupant or assignee continues to be a related corporation shall be furnished by Tenant to Landlord within fifteen (15) days after written request therefor.

C. If Tenant shall desire to sublet the demised premises in whole or in part or to assign this lease to anyone other than a related corporation of Tenant, Tenant shall submit to Landlord a written request for Landlord's consent to such subletting or assignment, which request shall contain or be accompanied by the following information: (i) the name and address of the proposed subtenant or proposed assignee; (ii) in the case of a sublet, a description identifying the space to be sublet; (iii) the terms and conditions of the proposed subletting or proposed assignment; (iv) the nature and character of the business of the proposed subtenant or proposed assignee and of its proposed use of the demised premises; and (v) current financial information and any other information as Landlord may reasonably request with respect to the proposed subtenant or proposed assignee. Landlord shall have the option, to be exercised by notice given to Tenant within ten (10) days after the later of (a) receipt of Tenant's request for consent or (b) receipt of such further information as Landlord may reasonably request pursuant to clause (v) above either (x) to require a surrender of the demised premises as of a date to be specified in said notice (the "Termination Date") which shall be not earlier than one (1) da before the effective date of the proposed subletting or proposed assignment or later than sixty-one (61) day before after said effective date, in which event Tenant shall vacate and surrender the demised premises on or before the Termination Date and the term of this lease shall end on the Termination Date as If that were the Expiration Date, or (y) with respect to a proposed subletting, to obtain a sublet from Tenant of the demised premises, including Tenant's leasehold improvements therein, upon the terms and conditions hereinafter set forth as of a date to be specified in said notice (the "Leaseback Date") which shall be not earlier than one (1) day before the effective date of the proposed subletting or later than sixty-one (61) days after said effective date, in which event Tenant shall deliver possession of the demised premises, or part thereof involved, as the case may be, to Landlord on or before the Leaseback Date. Landlord's consent shall not be unreasonably withheld. If tenant subleases the part of their premises for a short term (maximum of one year) than Landlord will not recapture that part of the space.

D. (a) If Landlord shall exercise its option, pursuant to Section C above to lease back the demised premises together with all leasehold improvements made by Tenant therein (herein collectively called the "Leaseback Area), Tenant shall be deemed automatically to have subleased the Leaseback Area to Landlord (herein sometimes called "Backleasing" or "Backlease") for the remaining balance of the term (the "Backlease Term") for Fixed Rent at the same annual rate applicable to such Leaseback Area, and with Additional Rent, all prorated to the Leaseback area, and otherwise on the same terms, covenants and conditions, as are provided in this lease, except such as by their nature or purport are inapplicable or inappropriate to such Backleasing or are inconsistent with the further provisions of the following Subsections of this Section, which further provisions shall be deemed to be part of the terms, covenants and conditions of such Backleasing.

(b) Landlord shall have the unqualified , without Tenant's permission or consent and to underlet the Leaseback Area in whole or in part to any person or entity, including Tenant's proposed subtenant or proposed assignee, for any period or periods of time not extending beyond one day before the expiration of the Backlease Term, at such rentals and on such terms and conditions (including any alterations required to render the Leaseback Area suitable for occupancy by an undertenant of Landlord) as Landlord shall determine. Landlord may underlet the Leaseback Area or parts thereof separately or in combinations, as Landlord sees fit. The Backlease may be assigned by Landlord to any person, including Tenant's proposed subtenant or proposed assignee, without Tenant's consent but such assignment shall not be effective unless the transferee executes and delivers to Tenant a written agreement assuming all of Landlord's obligations under the Backlease, and in such event Landlord shall continue to be fully responsible jointly and severally with such assignee for all of Landlord's obligations under the Backlease. Tenant shall not be responsible for furnishing to the Leaseback Area or the occupants thereof any of the services undertaken in this lease to be furnished by Landlord or for the making of any repairs or alterations, or the incurrence of any expense with respect to the Leaseback Area during the Backlease Term applicable thereto, but shall only make available that which it receives from Landlord. At the expiration or earlier termination of the Backlease Term, Landlord shall have no obligation to restore or alter or improve the Leaseback Area and Tenant shall take possession of the Leaseback Area in the condition that the same shall then be in, provided only that all facilities necessary for the use and occupancy of the Leaseback Area, or any subdivisions thereof as they then exist, such as ceilings, lighting fixtures, electrical outlets, and heating, ventilating and air conditioning systems, shall be in place and in good working order subject to reasonable wear and tear, and the Leaseback Area shall be otherwise in good repair and tenantable condition for general office use subject to reasonable wear and tear.

(c) Tenant shall furnish to Landlord or its assignee or sub-subtenant under the Backlease any consents or approvals requested under the Backlease so long as
(i) Landlord furnishes such consents or approvals to Tenant and (ii) Tenant incurs no expense by reason of any such consent or approval,

(d) Landlord and Tenant expressly negate any intention that any estate created by or under the Backlease shall be merged with any other estate held by either of them. At the request of either party, Landlord and Tenant shall mutually execute, acknowledge and deliver an instrument or instruments of sublease and/or assignment to confirm and separately set forth the demise, rent, terms, conditions and other provisions of the Backleasing of any Leaseback Area as may be appropriate.

E. If Landlord shall not exercise any of its options under Section C above, Landlord shall not unreasonably withhold or delay its consent to the Proposed subletting or proposed assignment referred to in Tenants notice given pursuant to Section above, provided that the following further conditions shall be fulfilled:

(a) there shall be no advertisement or public communication of any kind whatever relating to the proposed subletting or proposed assignment which mentions or refers to a rental rate (but nothing herein contained shall be deemed to prohibit Tenant from negotiating or consummating a sublease at a lesser rate of rent) or to any other matter which directly or indirectly might adversely reflect on the dignity or prestige of the Building; without limiting the foregoing restrictions, no such advertisement or other public communication shall be released without Landlord's prior written approval, which shall not be unreasonably withheld or delayed;

(b) no subletting or assignment shall be to a person or entity which has a financial standing, is of a character, is engaged in a business, or proposes to use the demised premises or any portion thereof in a manner not in keeping with the standards in such respects of the other tenancies in the Building;

(c) the subletting or assignment shall be expressly subject to all of the obligations of Tenant under this lease except that the demised premises shall be used for general offices and for no other purpose and shall specifically provide that there shall be no further subletting of the sublet premises and, with respect to an assignment, the assignee shall comply with the provisions of Section F below;

(d) with respect to any subletting, that part, if any, of the term of any such sublease or any renewal or extension thereof which shall extend beyond a date one (1) day prior to the expiration or earlier termination of the term shall be a nullity; ,

(e) with respect to any subletting, that the subletting shall not have the effect,or give the utility serving the Building with electricity cause to claim, that Landlord will not be permitted to serve the demised premises or the portion thereof so sublet, or any of the other leased portions of the Building, with electricity, on a "rent inclusion" basis as provided for herein;

(f) with respect to any subletting, the rent for such subletting is not less than the then going market rental rate for comparable space and for a comparable term, and, with respect to any assignment, the consideration received by Tenant for the assignment is not less than the fair market value for the transfer of Tenant's leasehold estate; .





(g) Tenant shall pay all reasonable costs that may be incurred by Landlord in connection with said sublease or assignment, including the costs of making investigations as to the acceptability of a proposed subtenant or proposed assignee and the reasonable fees of Landlord's attorneys;

(h) The proposed subtenant or proposed assignee shall not be a person then negotiating with Landlord for rental of any space in the Building;

(i) Landlord shall be furnished with duplicate original of the sublease or assignment agreement within ten (10) days after the date of its execution;

(j) Tenant shall pay to Landlord a sum equal to (x) any fixed rent and additional rent or other consideration paid to Tenant by any assignee or subtenant which in excess of the Fixed Rent and Additional Rent then payable by Tenant to Landlord pursuant to the terms hereof, and (y) any other profit or gain realized by Tenant from any such assignment or subletting. All sums payable hereunder by Tenant shall be paid to Landlord as additional rent. If only a part of the demised premises is sublet, then the rent paid therefor by Tenant to Landlord shall be deemed to be that fraction thereof that the area of said sublet space bears to the entire demised premises; and

(k) There shall be no default beyond any applicable notice and/or grace period by Tenant under any of the terms, covenants and conditions of this lease at the time that Landlord's consent to any such subletting or assignment is requested or on the date of the commencement of the term of any such. proposed sublease or as of the effective date of any such proposed assignment.

F. No assignment of this lease, whether to a successor corporation or a related corporation or otherwise, shall be binding upon Landlord unless the assignee shall execute, acknowledge and deliver to Landlord (a) a duplicate original instrument of assignment in form and substance satisfactory to Landlord, duly executed by Tenant, and (b) an agreement, in form and substance satisfactory to Landlord, duly executed by the assignee, whereby the assignee shall unconditionally assume observance and performance of, and agree to be personally bound by all of the terms, covenants and conditions of this lease on Tenant's part to be observed or performed, including, without limitation, the provisions of this Article with respect to all future assignments; but the failure or refusal of the assignee to execute or deliver such an agreement shall not release the assignee from its liability for the obligations of Tenant hereunder assumed by acceptance of the assignment of this lease.

G. If this lease is assigned, whether or not in violation of the terms of this lease, Landlord may collect rent from the assignee. If the demised premises or any part thereof be sublet or be used or occupied by anybody other than Tenant, whether or not in violation of this lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, if any, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of
Article 11 or this Article, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this lease. The consent by Landlord to an assignment, transfer, encumbering or subletting pursuant to any provision of this lease shall not in any way be considered to relieve Tenant from obtaining the express prior consent of Landlord to any other or further assignment, transfer, encumbering or subletting. References in this lease to use or occupancy by anyone other than Tenant shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees and others claiming under Tenant, immediately or remotely. The listing of any name other than that of Tenant on any door of the demised premises or on any directory or in any, elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this lease or the demised premises, or be deemed to constitute, or serve as a substitute for, any consent of Landlord required under Article 11 or this Article, and it is understood that any such listing shall constitute a privilege extended by Landlord, revocable at Landlord's will by notice to Tenant. Tenant agrees to pay to Landlord reasonable attorneys' fees and disbursements incurred by Landlord in connection with any proposed assignment of this lease or any proposed subletting of the demised premises or any part thereof. Neither any assignment of this lease nor any subletting, occupancy or use of the demised remises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant, nor any application of any such rent as provided in this Article shall, under any circumstances except as set forth in Section A above, relieve, impair, release or discharge Tenant of its obligations fully to perform the terms of this lease on Tenant's part to be performed.

H. If Tenant or any assignee of Tenant is a corporation, the terms "assign" and
"assignment". shall, for purposes of this lease, be deemed to include the transfer of a majority of the stock of Tenant or uch assignee of Tenant.

I. If required by applicable law in connection with any termination of this lease, assignment of this lease to Landlord or its designee, or subletting of all or any portion of the Premises to Landlord or its designee, Tenant shall compete, swear to and file any questionnaires, tax returns, affidavits or other documentation which may be required to be filed a) with the New York State Department of Taxation and Finance in connection with Article 31-B of the 'flax Law of the State of New York, (b) with the Commissioner of Finance of the City of New York in connection with the New York City Real Property Transfer Tax and
(c) with the appropriate governmental agency in connection with any other tax which may now or hereafter be in effect. Tenant further agrees to pay any amounts which may be assessed in connection with any of such taxes and to indemnify Landlord against and to hold Landlord harmless from any claims for payment of such taxes as a result of such transactions.

                                    EXHIBIT A

                        {Diagram of Plan for 12th Floor}


































                                    EXHIBIT B

                              RULES AND REGULATIONS

1. The sidewalks, entrances, lobby, elevators, vestibules, stairways, and halls shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises, and Tenant shall not permit any of its employees, agents or invitees to congregate in any of said,areas. Tenant shall not invite to the Premises, or permit the visit of persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the entrances, corridors, stairways, elevators, or other facilities in the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by Tenant, its employees, licensees or invitees. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as, well as facilities furnished for the common use of the tenants, in such manner as it deems best for the enefit of the tenants generally. No doormat of any kind whatsoever shall be placed or left in any public hall or outside any entry door of the Premises.

2. No awnings or other projections shall be attached to the outside walls or windows of the Building or any entrance to the Premises. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. No sign, insignia, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Premises or Building. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory tablet, if any, shall be inscribed, painted or affixed for Tenant by Landlord at the expense of Tenant, and shall be of a size, color and style acceptable to the Landlord. Only Tenant named in the Lease shall be entitled to appear on the directory tablet. Additional names may be added in Landlord's sole discretion under such terms and conditions as Landlord may approve.

3. No acids, vapors or other materials which may damage the waste lines, vents or flues of the Building shall be discharged or permitted to be discharged. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. Alt damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees shall have caused the same.

4. Tenant shall not drill into or in any way deface any part of the Premises or the Building other than normal hanging of pictures on the interior walls or installation of partitions within the Premises. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

5. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises. Tenant shall not throw anything out of the doors, windows, or skylights, or down the passageways. No noise, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by Tenant. No cooking shall be done in the Premises. Nothing shall be done or permitted in the Premises, and nothing shall be brought into or kept in the Premises, which might impair or interfere with any of the building services or the proper and economic heating, cleaning or other servicing of the Building or the Premises, or the use or enjoyment by any other tenant of any other premises. Tenant shall not install any ventilating, air conditioning, and electrical or other equipment of any kind, which, in the judgment of the Landlord; might cause any such impairment or interference. No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by Tenant or with the permission of Tenant.

6. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Tenant must, upon the termination of this tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

7. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose Premises the package or object or matter is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the Premises of such tenant. Landlord shall, in no way, be liable to Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises or the Building under provisions of this Rule. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by Landlord, or not otherwise properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business days to register. Landlord will furnish passes to persons from whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom Tenant has requested a pass and shall be liable to Landlord for all acts of such persons. Any person, whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation or interest of the Building or its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building.

8. Tenants shall not engage or pay any employees on Premises, except those actually working for Tenant on the Premises, nor advertise for employees who will work at locations other than the Premises.

9. Tenant, before closing and leaving the Premises at any time, shall see that all windows are closed, and all lights are turned out. All entrance doors in the Premises shall be left locked by Tenant when the Premises are not in use.
Entrance  doors  shall  not  be  left  open  at  any  time.

10. Unless Landlord shall furnish electrical energy hereunder as a service included in the Fixed Rent, Tenant shall, at its expense, provide artificial light for the employees of Landlord or of Landlord's independent contractor while doing janitor service or other cleaning, and in making repairs or alterations in the Premises.

11. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose ,

12. The requirements of Tenant will be attended to only upon application at the office of the Building. Employees of Landlord shall not be required to perform, and shall not be requested by Tenant to perform, any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

13. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

14. There shall not be used in any space, or in the public halls of the Building, either by Tenant or by jobbers or others, at any time, any hand trucks, except those equipped with rubber tires and side guards, and such other safeguards as Landlord shall require. Hand trucks shall be used only in the Building's service elevators.

15. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the air conditioning system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the Premises.

16. Tenant shall at no time leave any merchandise, supplies, materials or refuse in the hallways or other common portions of the Building or in any other area of the Building other than the demised premises. Tenant covenants that all garbage and refuse shall be kept in proper containers, securely covered, until removed from the Building so as to prevent the escape of objectionable fumes and odors and the spread of vermin, and Tenant further covenants that no refuse and/or garbage shall be permitted to remain on the sidewalks adjacent to the Building.

17. Landlord reserves the right to rescind, alter, waive or add any Rule or Regulation at any time prescribed for the Building when,in the exercise of its reasonable judgment, it deems it necessary or desirable for the reputation, safety, care or appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration, waiver, or addition of any Rule or Regulation in favor of one tenant shall operate as a rescission, alteration, waiver or addition in favor of any other tenant.

                                    EXHIBIT C
                                       C-1
                               CLEANING STANDARDS

I.     GENERAL  CLEANING  -  Nightly  -  Five  Times  a  Week.

1.     Empty  all  waste  receptacles.

     3. Place waste in bags furnished by Landlord and place in a designated area.

4. Dust all areas within reaching distance, which areas include window sills, wall ledges, desks, tables, file cabinets, and all office furniture, provided no items shall be moved or lifted to accomplish such dusting.

     5.     Wipe  all  glass  top  desks  and  tables.

     6.     Sweep  all  tile  flooring.

     7.     Vacuum  or  carpet  sweep  all  carpeted  areas:

8. Dust interior surfaces of elevator cabs and sweep tile flooring, or vacuum carpet.

     9.     Refill  toilet  tissue  dispensers  as  needed.

     10. Set out foul weather mats at Building entrance when necessary, and clean when necessary.

11.     Dust  glass  on  Building  directory,

     12.     Lavatories:

(a)     Clean  all  bowls,  seats, urinals, washbasins and mirrors as necessary.

(b)     Clean  all  metal  work  as  necessary.

8     Empty paper towel and sanitary napkin receptacles and remove to designated area.

(d)     Insert  toilet  tissue,  to  be  furnished  by  Landlord.

(e)     Sweep  and  mop  floors.

(f) Dust all sills, partitions and ledges within reaching distance as necessary.


II.     FLOOR  MAINTENANCE  (Common  Area)

     Elevator Corridors (and Public Corridors on Multi-Tenanted Floors, excluding subtenants of Tenant or related corporations thereof).

(a)     Sweep  and  mop  all  stone  floors  weekly.

(b)      Damp  mop  and  buff  all  composition  flooring  twice  monthly.

8     Clean  and  wax  all  composition  tile  flooring  monthly.

III.     LIGHTS  (Common  Area)

     Dust  all  lighting  fixtures  quarterly  in  the  public  areas.

IV.     MAINTENANCE  OF  LAVATORIES

     1.  Damp-wipe  booth  partitions  monthly.

     2.  Wash  tile  walls  quarterly.

     3.  Wash  interior  of  waste  cans  and  sanitary  containers  bimonthly.


V.     STAIRWAYS

     1.  Sweep  and  dust  stairways  weekly.

     2.  Mop  stairways  weekly.


VI.     WINDOWS

     Clean all windows inside and outside every quarterly subject to Unavoidable Delays.


VII.     EXTERMINATION

     Provide  extermination  services  for  public  areas  monthly.

VIII.     SNOW  REMOVAL

     Remove  snow,  if  necessary,  during  usual  business  hours.